Exhibit 10.1
                          Proposed Employment Agreement
                      between the Bank and Gary G. Campbell


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                              EMPLOYMENT AGREEMENT
                                 BY AND BETWEEN
                      THE COMMERCIAL BANK OF VOLUSIA COUNTY
                                       AND
                                GARY G. CAMPBELL



         THIS EMPLOYMENT AGREEMENT ("Agreement") is made, effective this ____ day of ____________, 1996, by and between The Commercial Bank of Volusia County, a state-chartered commercial bank with its principal office in Ormond Beach, Florida ("Bank", "Employer", "we" or "us") and Gary G. Campbell ("Employee" or "you") (collectively, the Employer and the Employee are sometimes referred to as the "Parties").


                                     RECITAL

         We wish to retain you as our President and Chief Executive Officer to perform the duties and responsibilities as are described in this Agreement and as our Board of Directors ("Board") may assign to you from time to time. You wish to become employed by us and act as our President and Chief Executive Officer in accordance with the terms and provisions of this Agreement. This Agreement contains all of the terms and provisions of the employment relationship.

                                OPERATIVE TERMS:

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto represent, warrant, undertake, covenant and agree as follows:

         1. Employment and Term. We shall employ you and you shall be employed by us pursuant to the terms of this Agreement to perform the services specified in Section 2 of this Agreement on our behalf. This Agreement shall be effective on (the "Commencement Date") and terminate on the day immediately preceding two
(2) years from the Commencement Date (the "Term"), unless terminated earlier pursuant to the provisions of Sections 8, 9 or 10 of this Agreement. The Board shall review this Agreement and the Employee's performance hereunder on or before December 31, 1998, and annually thereafter, in order to determine whether to extend the Agreement for an additional 12 month period. The decision to extend the term of this Agreement for an additional year is within the sole discretion of the Board. Any such renewal shall be on the same terms and provisions set forth herein. For purposes of this Agreement, the word "Term" shall include any renewal or extension of the initial two-year term of this Agreement.

         2. Position,  Responsibilities  and Duties.  During the Term, you shall
serve  in  the   following   capacities   and  shall   fulfill   the   following
responsibilities and duties:

                  (a) President and Chief Executive Officer: You shall serve in the position of our President and Chief Executive Officer, through election by our Board. In such capacity, you shall have the same powers, duties and responsibilities of supervision and management of the Bank usually accorded to the President and Chief Executive Officer of similar financial institutions. In addition, you shall use your best efforts to perform the duties and responsibilities enumerated in this Agreement and any other duties assigned to you by our Board and to utilize and develop contacts and customers to enhance the business of the Bank. Specifically, you shall devote your full business time and attention and use your best efforts to accomplish and fulfill the following duties and responsibilities as well as other duties assigned to you from time to time by the Board:


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                           (i)      manage all personnel of the Bank;

                           (ii) serve as a member of the Board of Directors, if and when elected to such a position;

                           (iii) serve on such committees of the Board as you are appointed from time to time;

                           (iv) keep the Board informed of important developments concerning the Bank, industry developments and regulatory initiatives affecting the Bank;

                           (v) maintain adequate expense records relating to your activities on our behalf;

                           (vi) establish and implement marketing efforts to increase the business of the Bank;

                           (vii) supervise all loans and assist in their proper servicing and resolution through the management of our human and financial resources;

                           (viii) coordinate with our attorneys and accountants and other service providers to the extent necessary to further the business of the Bank, keeping in compliance with government laws and regulations and otherwise keeping the Bank in as good a financial and legal posture as possible; and

                           (ix) conduct and undertake all other activities, responsibilities, and duties normally expected to be undertaken and accomplished by the President and Chief Executive Officer of a financial institution similar in scope and operation to our business.

                  (b) General Duties: During the Term, and except for illness, vacation periods and leaves of absences, you shall devote all of your working time, attention, skill and best efforts to accomplish and faithfully perform all of the duties assigned to you on a full-time basis. You shall, at all times, conduct yourself in a manner that will reflect positively upon us. You shall obtain such licenses, certificates, accreditations and professional memberships and designations as we may reasonably require from time to time. You shall join and maintain membership in such social and civic organizations as you or we deem appropriate to foster your contacts and business network in the community.

                  (c) Policies and Manual: You agree to comply with the policies and procedures that we adopt and implement from time to time as described in our Employee Manual, including any policies relating to a "drug fee work place". In that regard you agree to submit to the same testing procedures, if any, which apply to all Bank employees. You have read and understand the contents of the Employee Manual and acknowledge that we may modify, amend, supplement and update the Employee Manual from time to time as we determine appropriate.


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         3. Compensation. During the Term, we shall compensate you by paying you in accordance with the following provisions:

                  (a) Base Salary: We will pay you a monthly salary of Six Thousand Two Hundred Fifty Dollars ($6,250) (the "Base Salary") in accordance with our regular payroll practices reduced appropriately by deductions for federal income withholding taxes, social security taxes and other deductions required by applicable laws. We may adjust the Base Salary from time to time based upon our evaluation of your performance, but not below a monthly salary of Six Thousand Two Hundred Fifty Dollars ($6,250) without your written concurrence.

                  (b) Incentive Stock Options: We will designate you as a key employee eligible for the grant of incentive stock options under the Commercial Bancorp, Inc., 1997 Stock Option Plan (the "Stock Option Plan") which will be adopted by the Company prior to June 30, 1997. In that connection, we will grant to you under the terms of the Stock Option Plan, options to acquire 10,000 shares of the Company's common stock, over a ten-year period. The option will vest 20 percent each year beginning at the conclusion of one year from the date of grant until fully vested. The grant of the stock options shall be made strictly in accordance with the terms of the Stock Option Plan and in accordance with the Company's standard form of Stock Option Agreement.

                  (c) Bonus: We may pay you a bonus when, in our sole discretion, we determine that your performance merits special compensation. We will consider a bonus at the conclusion of each calendar year for which you are employed based on achievement of goals pre-established by the Board, payable on such terms and conditions as we determine.

         4. Payment of Business Expenses. You are authorized to incur reasonable expenses in performing your duties hereunder. We will reimburse you for authorized expenses, according to our established policies, promptly after your presentation to us of an itemized account of such expenditures.

         5. Vacation. You are entitled to take up to two (2) weeks paid vacation time each year following the effective date of this Agreement.

         6.       Fringe Benefits.

                  (a) Medical Benefits: You are entitled to participate in all medical and health care benefit plans through health insurance, medical reimbursement plans or other plans, if any, provided, or to be provided, by us for our employees on the same basis as is typically provided by us to our other employees.

                  (b) Other Benefit Plans: You are entitled to participate in all of our employee benefit programs, if any, including without limitation, pension plans, profit-sharing plans, 401(k) plans, medical insurance plans, group life insurance plans, thrift plans, disability plans, deferred compensation plans, stock option plans, education programs and general bonus payments as may be in effect from time to time or at any time, if any, provided, or to be provided, by us for our employees on the same basis as is typically provided by us to our employees. Nothing contained herein shall be deemed to, or have an effect that would, exclude you from (i) any supplemental compensation or other benefits you might become entitled to as our employee, and
         (ii) special incentive compensation programs designed solely for you.

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                  (c)  Automobile : We will provide you with an  automobile  and will reimburse you for expenses you may incur for the business use of such automobile.

                  (d) Country Club Membership: Employer will pay for a full membership for Employee at a country club and/or social club mutually acceptable to both parties. Employer shall establish such policies and procedures in order for Employee to comply with applicable federal income tax laws and regulations governing Employee's personal use of the country club in order to reduce the amount of income that may be attributable to Employee for the use of such facilities. Employee will comply with the policies and procedures established by Employer in this regard.


         7.       Disability/Illness.

                  (a) Illness: We shall pay you the full portion of the Base Salary for any period of your illness or incapacity: provided that such illness or incapacity does not render you unable to perform your duties under this Agreement for a period longer than three (3) consecutive months or for lesser consecutive periods which in the aggregate total three months in any one calendar year. At the end of such three-month period, or at such time that your periods of illness or incapacity total in the aggregate more than three months in any one calendar year, we may terminate your employment and this Agreement.

                  (b) Disability: If we terminate your employment pursuant to your disability as determined under subsection 7(a) above, then we shall pay to you, as a disability payment, an amount equal to your monthly Base Salary, payable in accordance with our standard payroll practices, commencing on the effective date of your termination and ending on the earlier of:

                           (i) the date you return to full time employment with us in the same capacity as you were employed prior to your termination for disability:

                           (ii)     your  full  time   employment   by   another
                                    employer;

                           (iii) three (3) months after the date of such termination, after which you will be entitled to receive benefits under any disability insurance plan provided by the Bank; or

                           (iv)     the date of your death.

We may satisfy our obligations to you in this Section of this Agreement, at our option, through the purchase of disability insurance; and, if we decide to do so, the provisions of the policy will control the amounts paid to you. Such disability payments will be coordinated with any disability plans made available to you pursuant to Section 6 of this Agreement.

                  (c) Continuation of Coverages: During any period of illness or disability, we will continue any other life, health and disability coverages for you substantially identical to the coverage maintained by us for you prior to your termination for disability or the onset of your illness. However, such coverages shall cease upon the earlier of:

                           (i)      your  full  time   employment   by   another
                                    employer;

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                           (ii)     one  (1)  year   after   the  date  of  such
                                    termination    (with   the    exception   of
                                    disability insurance coverage); or

                           (iii)    the date of your death.

                  (d) No Reduction in Base Salary: During the period in which you are disabled or subject to illness or incapacity, there shall be no reduction in your Base Salary, other than as described in this Agreement.

         8. Death During Employment. If you die during the Term, this Agreement shall terminate and we will pay your estate the portion of your compensation which would be payable to you up to the first working day of the first month after your death occurs. After such payment, we shall have no further financial obligation to you or to your estate under this Agreement; except that any compensation payable to you under any benefit plan maintained by us will be paid pursuant to its terms.

         9.       Termination.

                  (a) Death, Illness or Incapacity: This Agreement and your employment shall terminate upon your death, illness or incapacity in accordance with the provisions of Sections 7 and 8 of this Agreement.

                  (b) Termination Without Cause: We may terminate this Agreement and your employment at any time for any reason without prior notice. However, if we terminate your employment for any reason other than for "good cause" (as defined under Subsection 9(c) below), we will pay to you as severance the full portion of the Base Salary we then pay to you for the remaining term of the Agreement or 3 months, whichever is greater.

                  (c) Termination for Good Cause: We may, at any time, terminate this Agreement and your employment without notice for "good cause". If we terminate your employment for good cause, we shall not be obligated to pay to you any severance. The term "good cause" shall mean any of the following acts committed by you:

                           (i)      Personal dishonesty;

                           (ii)     Incompetence;

                           (iii)    A pattern of socially unacceptable behavior

                           (iv)     Willful misconduct:

                           (v) Breach of fiduciary duty involving personal profit;

                           (vi)     Intentional   failure  to   perform   stated
                                    duties;

                           (vii) Willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or any final cease-and-desist order; or

                           (viii) Material breach of any provision of this Agreement.


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                  (d) Effective  Date of  Termination:  The  termination of this
         Agreement and your employment shall be effective upon our delivery to you of written notice or at such later time as may be specified in such notice, and you shall immediately vacate our premises on or before such effective date.

                  (e)  Post-Termination  Obligations:  We shall  pay to you such compensation as is otherwise required by us to pay to you after the termination of your employment pursuant to this Agreement. However, any such payment to you shall be subject to your providing us with post-termination cooperation. Such cooperation shall include the following:

                           (i) you shall furnish such information and assistance to us as may be reasonably required by us in connection with any litigation or settlement of any dispute between us, a borrower and/or any other third parties (including without limitation serving as a witness in court or other proceedings);

                           (ii) you shall provide such information or assistance to us in connection with any regulatory examination by any state or federal regulatory agency;

                           (iii) you shall keep our trade secrets and other proprietary or confidential information secret to the fullest extent practicable, subject to compliance with all applicable laws.

         10. Required Provisions by Regulation. The Parties mutually acknowledge that the laws and regulations governing us require that certain provisions by provided in each employment agreement with officers and employees of the Bank. The Parties agree to be bound by all of the following provisions:

                  (a)  Suspension/Temporary  Prohibition:  If you are  suspended and/or temporarily prohibited from participating in the conduct of our affairs by a notice served under section 8(e) or (g)(1) of the Federal Deposit Insurance Act [12 U.S.C. ss.1818(e)(3) and (g)(1)] our obligations under this Agreement shall be suspended as of the date of such service unless stayed by appropriate proceedings. If the charges and the notice are dismissed, we may in our discretion:

                           (i) pay you all or part of your compensation withheld while the obligations under this Agreement are suspended; and

                           (ii) reinstate (in whole or part) any of our obligations which were suspended.

                  (b) Permanent Prohibition: If you are removed and/or permanently prohibited from participating in the conduct of our affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act [12 U.S.C. ss.1818(e)(4) or (g)(1)], all of our obligations under this Agreement shall terminate as of the effective date of the order, but your vested rights, if any shall not be affected.

                  (c) Default  Under  FDIA:  If we are in default [as defined in section 3(x)(1) of the Federal Deposit  Insurance Act], all obligations


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         under this  Agreement  shall  terminate as of the date of default,  but this subsection of this Agreement shall not affect your vested rights if any.

                  (d) Regulatory Termination: All obligations under this Agreement shall be terminated, except to the extent that a determination has been made that continuation of this Agreement is necessary for continued operation of the Bank:

                           (i) by the Director or his or her designee, at the time the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or

                           (ii) by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank's determined by the Director to be in unsafe or unsound condition. For purposes of this subsection of this Agreement, the term "Director" shall mean the Director of the FDIC. Any of your rights that have already vested, however, shall not be affected by such action.

                  (e)  Golden  Parachute:  Any  payments  made  to the  Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

         11. Fees and Kickbacks. It shall be considered a material breach of this Agreement if you receive: (i) either directly or indirectly any fee, kickback, or thing of value in connection with any loan made by us; or (ii) any portion, split or percentage of any charge, either directly or indirectly, given to or accepted by us or any subsidiary or affiliate, in connection with any loan made by us or our affiliates; or (iii) any fee, kickback or compensation of any kind in connection with the participation by us in any loan from any other source.

         12. Indebtedness. If during the Term you become indebted to us for any reason, we may, at our election, set off and collect any sums due us from you, out of any amounts which we may owe to you from your Base Salary or other compensation.

         13. Maintenance of Trade Secrets and Confidential Information. You shall use your best efforts and utmost diligence to guard and protect all of our trade secrets and confidential information. You shall not, either during the Term or after termination of this Agreement, for whatever reason, use for yourself or for any other Person, in any capacity, or divulge or disclose in any manner to any Person, the identity of our customers, or our customer lists, methods of operation, marketing and promotional methods, processes, techniques, systems, formulas, programs or other trade secrets or confidential information relating to our business. Upon termination of this Agreement or your employment, for any reason, you shall immediately return and deliver to us all records and papers and all matters of whatever nature which bear trade secrets or confidential information.

         14.      Competitive Activities.


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                  (a)  You  agree  that  during  the  term  of  your  employment hereunder, except with the express consent of the Board of Directors, you will not, directly or indirectly, engage or participate in, become a director of, or render advisory or other services for, or in connection with, or become interested in, or make any financial investment in any firm, corporation, business entity or business enterprise competitive with or to any business of the Bank; provided, however, that you shall not hereby be precluded or prohibited from owning passive investments, including investments in the securities of other financial institutions, so long as such ownership does not require you to devote substantial time to management or control of the business or activities in which you have invested.

                  (b) You agree and acknowledge that by virtue of your employment hereunder, you will acquire an intimate knowledge of the activities and affairs of the Bank, including trade secrets and other confidential matters. Because of the special, unique, and extraordinary services that you are capable of performing for the Bank or one of its competitors, you recognize that the services to be rendered by you hereunder are of a character giving them a peculiar value, the loss of which cannot be adequately or reasonably compensated for by damages. You, therefore, agree that during the term of this Agreement, and for a period of three (3) months after termination of this Agreement, you shall not become employed, directly or indirectly, whether as an employee, independent contractor, consultant, or otherwise, in the financial services industry with any business enterprise or business entity currently then operating, or by a Person whose intent is to organize another financial institution within the Bank's Primary Service Areas ("PSA's") in which it is currently then operating, as such PSA's are defined in the Bank's applications to either organize or branch as filed with the appropriate regulatory agencies.

                  You hereby agree that the duration of the anti-competitive covenant set forth herein is reasonable, and its geographic scope is not unduly restrictive.

         15.      Discoveries, Inventions and Improvements.

                  (a)  Our  Rights:   You  shall   report  to  us  all  of  your
         discoveries, inventions, improvements, programs or ideas of whatever nature, conceived or made by you relating to our business during the Term. All such discoveries, inventions, improvements, programs or ideas of whatever nature which are applicable in any way to our business shall be our sole and exclusive property. You shall deliver to us all of the original copies of such discoveries, inventions, improvements, programs or ideas upon the termination of your employment. In addition, at our request you will sign and deliver to us whatever documents, assignments, bills of sale, or conveyances that we consider necessary in order to perfect our property rights described in this Section 15.

                  (b) Copyrights and Patents: We have the absolute right to obtain copyrights, trademarks or patents with respect to any of the discoveries, inventions, improvements, programs or ideas you develop during the Term or any derivative products from the foregoing, and that all such copyrights, trademarks, or patents shall be our sole and exclusive property. At our request, you will sign and deliver to us any documents that we consider necessary for the protection of our interests in discoveries, inventions, improvements, trade secrets and confidential information, or to further our business.

                  (c) Licenses: We have the sole and exclusive right to license other Persons to use the products, ideas, improvements, discoveries or


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         inventions  produced  by you  pursuant  to your  employment  under this
         Agreement, and all monies derived therefrom shall be our sole and exclusive property.

                  (d) Development Rights: We have the exclusive right to develop, refine, enhance, modify and/or implement any ideas concepts, programs, strategies or improvements, developed by you during the Term.

                  (e) Property of Employer: All programs, documentation, customer lists, manuals, products, reports and any other information, whatsoever, pertaining to our business are our sole property. You shall refrain from use, disclosure or sale, directly or indirectly, of such programs, product, documentation, customer lists, manuals, reports and other information.

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         16.      Remedies for Breach.

                  (a) Arbitration: The Parties Agree that, except for the specific remedies for Injunctive Relief and other equitable relief contained in Subsection 16(b) and (c) below, any controversy or claim arising out of or relating to this Agreement or any breach thereof, including, without limitation, any claim that this Agreement or any portion thereof is invalid, illegal or otherwise voidable, shall be submitted to binding arbitration before and in accordance with the rules of the American Arbitration Association and judgment upon the determination and/or award of such arbitrator may be entered in any court having jurisdiction thereof. Provided, however, that this clause shall not be construed to permit the award of punitive damages to either party. The prevailing party to said arbitration shall be entitled to an award of reasonable attorney's fees. The situs of arbitration shall be in Volusia County, Florida.

                  (b) Injunctive Relief: The Parties acknowledge and agree that the services to be performed by you are special and unique and that money damages cannot fully compensate us in the event of your violation of the provisions of Sections 13, 14 and 15 of this Agreement. Thus, in the event of a breach of any of the provisions of such Sections, you agree that we, upon application to a court of competent jurisdiction, shall be entitled to an injunction restraining you from any breach of the terms and provision of such Sections of this Agreement. If we prevail in an action seeking an injunction restraining you, you shall pay all costs and reasonable attorneys fees incurred by us in and relating to obtaining such injunction. Such injunctive relief may be obtained without bond and your sole remedy, in the event of the entry of such injunction, shall be the dissolution of such injunction, if warranted, upon hearing duly had. You hereby waive any and all claims for damages by reason of the wrongful issuance of any such injunction.

                  (c) Cumulative Remedies: Notwithstanding any other provision of this Agreement, the injunctive relief described in subsection 16(a) above and all other remedies provided for in this Agreement which are available to us as a result of your breach of this Agreement, are in addition to and shall not limit any and all remedies existing at or in equity which are also available to us.

         17. Assignment. We may assign this Agreement to any other Person at any time upon such terms and conditions as we consider appropriate, if such assignment is made in conjunction with an acquisition of control of the Bank. Upon such assignment, all of our rights herein shall inure to the benefit of the assignee. Your rights and obligations herein are personal to you and therefore none of your rights or obligations hereunder are assignable to anyone else.

         18.      Miscellaneous.

                  (a) Amendment of Agreement: Unless as otherwise provided herein, this Agreement may not be modified or amended except in writing signed by both Parties.

                  (b) Certain Definitions: For purposes of this Agreement, the following terms whenever capitalized herein shall have the following meanings:

                           (i) "Person" shall mean any natural person, corporation, partnership (general or limited), trust, bank or any other business entity.


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



                           (ii) "Affiliate" shall mean a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. With respect to the Employee, the term includes his spouse, parents, lineal descendants, brothers and sister.

                           (iii) "Attorneys Fees" shall include the legal fees and disbursements charged by attorneys and their related travel and lodging expenses, court costs, paralegal fees, etc. incurred in settlement, trial, appeal or in bankruptcy proceedings.

                           (iv)     "Term"   shall   include   the  time  period
                                    specified in Section 1 of this Agreement and include any renewals or extensions thereof.

                  (c) Headings for Reference Only: The headings of paragraphs, sections and subsections herein are included solely for convenient reference and shall not control the meaning of the interpretation of any of the provisions of this Agreement.

                  (d) Governing Law/Jurisdiction: This Agreement shall be construed in accordance with and governed by the laws of the State of Florida. Any and all litigation involving the Parties and their rights and obligations herein shall be brought in the appropriate federal or state courts in Volusia County, Florida, and the Parties hereby consent to the jurisdiction of such courts. The Parties hereto expressly waive their right to a jury trial.

                  (e) Severability: If any of the provisions of this Agreement shall be held invalid for any reason, the remainder of this Agreement shall not be affected thereby and shall remain in full force and effect in accordance with the remainder of its terms.

                  (f) Entire Agreement: Waiver: This Agreement and all other documents incorporated or referred to herein, contain the entire agreement of the Parties and there are no representations, inducements or other provisions other than those expressed in writing herein. No modification, waiver or discharge of any provision or any breach of this Agreement shall be effective unless it is in writing signed by both Parties. Our waiver of your breach of any provision of this Agreement, shall not operate, or be construed, as a waiver of any subsequent breach by you of that provision or of any other provision of this Agreement.

                  (g) Pronouns: As used herein, words in the singular include the plural, and the masculine include the feminine and neuter gender, as appropriate.

                  (h) Successors and Assigns: Except as otherwise provided herein, the rights and obligations of the Parties under this Agreement shall inure to the benefit of and shall be binding upon their successors and assigns.

                  (i) Prior Agreements: This Agreement amends, supplants and supersedes any and all prior agreements between the Parties whether verbal or written.

                  (k) Notices: Any notice required or permitted to be given under this Agreement shall be sufficient if in writing, and hand delivered or if sent by regular mail or reputable

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



         commercial next-day air carrier (e.g. Federal Express) to the Employee at the address for him in our records or, to us at our principal office, Attn: Secretary to the Board of Directors. Such notices shall be deemed received on the next business day following mailing or depositing with the carrier.

                  (l) Recital: The Recital set forth at the beginning of this Agreement shall be deemed to be incorporated into this Agreement by this reference as if fully set forth herein, and this Agreement shall be interpreted with reference to and in light of such Recital.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.



                                        THE COMMERCIAL BANK OF
                                        VOLUSIA COUNTY


_________________________________       By: ___________________________________
Witness                                         James R. Peacock
                                                Chairman of the Board


                                        EMPLOYEE



---------------------------------       ---------------------------------------
Witness                                 Gary G. Campbell

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